                                 EXHIBIT 10.18

                                GLOBAL AGREEMENT

     This Global Agreement (this "AGREEMENT") is being entered into effective as of March 5, 2002 (the "EFFECTIVE DATE"), by and among TR Lookout Partners,
Ltd. ("TRLP"), Collins Campbell Joint Venture ("CCJV"), telecom technologies, inc. ("TTI"), and Sonus Networks, Inc. ("SONUS"). TRLP, CCJV, TTI, and Sonus shall be collectively referred to as the "PARTIES".

                                    RECITALS:

     WHEREAS, TTI has entered into several leases (the "LEASES") with TRLP and CCJV, as landlords, and pursuant to the terms of the Leases, TTI is bound and obligated to perform all of its obligations under the Leases for the remaining terms of each of the Leases;

     WHEREAS, TTI is a wholly owned subsidiary of Sonus and due to economic conditions, requires a reduction in its Richardson, Texas facilities under lease with TRLP and CCJV (collectively, the "LANDLORDS");

     WHEREAS, the Landlords have agreed to certain lease terminations and/or modifications in exchange for the agreements set forth herein, the payments by Sonus to TRLP representing a reimbursement to CCJV of the cost of various tenant improvements, lease termination, capital expenses, and build out costs in connection with the premises covered by the lease terminated hereunder, all as more fully described below, and such other good and valuable consideration; and

     NOW, THEREFORE, in consideration of the covenants and agreements hereinafter set forth and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties have agreed to the above recitals and as follows:

     1. Notwithstanding anything to the contrary in this Agreement (or any of the agreements including lease agreements referenced herein; hereafter such agreements, together with this Agreement, shall be collectively referred to as the "DOCUMENTS"), the Documents (inclusive of this Agreement) shall NOT be effective until the occurrence of each and every one of the following events: (A) the execution and delivery by the Parties to each other of (i) this Agreement; (ii) the Termination of Office Lease Agreement attached as EXHIBIT "A" hereto; (iii) the Termination of Office Lease Agreement, attached as EXHIBIT "B" hereto;
         (iv) the Fifth Amendment to Office Lease Agreement, attached as EXHIBIT "C" hereto; (v) the Guarantee, attached as EXHIBIT "D" hereto; (vi) the Bill of Sale, attached as EXHIBIT "E" hereto; (vii) the Storage Agreement with respect to the Personal Property, attached as EXHIBIT "F" hereto; (viii) the Guarantee of Sonus with respect to the obligations of TTI under the Bill of Sale and Storage Agreement, attached as EXHIBIT "G" hereto; (B) the indefeasible and irrevocable payment by Sonus of One Million Dollars ($1,000,000) to TRLP, in care of Thompson Realty Investment Corporation ("THOMPSON REALTY"), contemporaneous with the payment by TRLP to TTI of such payment described in subsection (D) immediately below; (C) the indefeasible and irrevocable payment by Sonus to Thompson Realty of $2,500.00, representing no less than fifty percent (50%) of all legal fees, costs and expenses incurred by counsel for Thompson Realty in connection with these matters; and (D) the wire transfer by TRLP at Closing to TTI of One Hundred Sixty Five Thousand Two Hundred Thirty-Six and 50/100 Dollars ($165,236.50) as provided under EXHIBIT "A" to this Agreement, contemporaneous with the payment by Sonus to TRLP described in subsection (B) immediately above. At Closing, TRLP and CCJV shall deliver to Sonus and TTI consents from their respective lenders approving the termination, and amendments where applicable, of their respective Leases with TTI, as provided herein, which consents shall be in the form of EXHIBITS "H" and "I" hereto.

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     2.  On the Effective Date, that certain Office Lease Agreement, dated
         November 14, 2000, as amended by that certain First Amendment to Office Lease Agreement, dated as of January, 8, 2001, by and between TRLP and TTI, will be terminated and shall be of no further force and effect, in accordance with the terms set forth in the Termination of Office Lease Agreement, attached hereto as EXHIBIT "A" and incorporated herein for all purposes.

     3. On the Effective Date, those certain Office Lease Agreements described below, by and between CCJV and TTI, will be modified and/or terminated in accordance with the agreements attached hereto as EXHIBIT "B", and EXHIBIT "C", each of which is incorporated herein for all purposes. These agreements generally provide for the following:

         a. Suite 1050, Richardson, Texas 75080, approximately 6,618 square feet
            - terminated;
         b. Suite 3000, Richardson, Texas 75080, approximately 38,016 square feet - modified to reduce the size of the premises ("LEASE 1");
         c. Suite 339, Richardson, Texas 75080, approximately 2,281 square feet
            - no change in terms ("LEASE 2"); and
         d. Suite 2400, Richardson, Texas 75080, approximately 2,055 square feet
            - no change in terms ("LEASE 3").

     4. TTI hereby acknowledges and consents to all of the terms and conditions of Lease 1, Lease 2, and Lease 3 (collectively, the "OFFICE LEASES"), and TTI and Sonus each ratifies, reaffirms, and confirms the effectiveness of each of the Office Leases. TTI and Sonus each acknowledges that each such party has no claims, counterclaims, offsets, credits or defenses to the Leases, and each party's performance of its obligations thereunder (to the extent applicable), or if TTI or Sonus has any such claims, counterclaims, offsets, credits or defenses to the Leases or any transaction related to the Leases, the same are hereby waived, relinquished and released in consideration of the Parties' mutual agreements set forth in this Agreement.

     5. On the Effective Date, Sonus will guarantee unconditionally all of the obligations and covenants of TTI to CCJV under the three (3) remaining leases at the "Atrium on Collins", in accordance with the terms of the Guarantee attached hereto as EXHIBIT "D" and incorporated herein for all purposes.

     6. CCJV hereby agrees to exercise good faith efforts to reach a written agreement with Hamid Ansari and Anousheh Ansari (collectively, the "ANSARIS") providing for a release from the Ansaris in favor of CCJV, TTI, and Sonus, with respect to any obligations of such parties, if any (with respect to the payment of a profit fee), as provided in that certain letter agreement, dated April 4, 1997, executed by CCJV and the Ansaris, as amended by that certain letter agreement, dated November 1, 2000, executed by CCJV and the Ansaris, each of which letter agreements was consented to by TTI; PROVIDED, HOWEVER, that if CCJV is unable to provide such release to Sonus and TTI, on or prior to the Effective Date, then CCJV shall indemnify Sonus and TTI in accordance with the terms of the agreement in the form attached hereto as EXHIBIT "J".

     7. On the Effective Date, TTI agrees that (i) TTI shall transfer to CCJV on the earlier of (the "TRANSFER DATE") (A) the date that TTI vacates the premises at Suite 3000, 1701 North Collins Boulevard, Richardson, Texas 75080, or (B) April 30, 2003 (or such later date, as may be extended pursuant to an amendment to the lease, with respect to such premises, entered into by TTI and CCJV, thereby extending the term of such lease), all of TTI's right, title, and interest in and to certain furniture, fixtures, and equipment owned by TTI, substantially in accordance with the terms of the bill of sale attached hereto as EXHIBIT "E" incorporated herein for all purposes (the "BILL OF SALE"), and (ii) TTI shall enter into with CCJV a storage agreement, thereby agreeing to store such furniture, fixtures, and equipment, at Suites 1050 and 2000, at 1701 North Collins Boulevard, Richardson, Texas 75080, for the period from and after the Effective Date and continuing through the earlier of (the "REMOVAL DATE")

         (A) April 30, 2003, or (B) twenty (20) calendar days after written notice from CCJV to TTI to remove such furniture, fixtures and equipment, and TTI and CCJV shall execute and deliver a storage agreement in the form attached hereto as EXHIBIT "F" and incorporated herein for all purposes (the "STORAGE AGREEMENT"). Such Bill of Sale and Storage Agreement shall be without recourse or liability to CCJV (or its assigns), and shall not constitute, nor be deemed to be, any assumption by CCJV (or its assigns) of any obligations, liabilities, or indebtedness of TTI (i) on or under such personal property leases or
         (ii) arising out of or in connection with the personal property to be transferred under the Bill of Sale. On the Effective Date, Sonus shall execute and deliver to CCJV a Guarantee in the form attached hereto as EXHIBIT "G", thereby guaranteeing all of TTI's obligations to CCJV (or its assigns) with respect to the Bill of Sale, the Storage Agreement, and TTI's obligations to CCJV (or its assigns) in this paragraph 7.

     8. On the Effective Date, Sonus shall pay to Thompson Realty the sum of $2,500 representing no less than fifty percent (50%) of the legal fees incurred by counsel for Thompson Realty in connection with this these transactions and matters.

     9. Each Party hereto hereby makes the following representations and warranties to each other Party, each of which is material, is being relied upon by each of the Parties hereto, and is true as of the date hereof: (i) this Agreement (and the Documents) has been duly and validly executed and delivered by such party; (ii) no further action of any kind or nature will be or is necessary on the part of such party, or any other person whomsoever, to make this Agreement (and the Documents) valid, binding and enforceable upon such party in accordance with the terms hereof; (iii) this Agreement (and the Documents) has been consented to by TRLP's and CCJV's lender and is thereby authorized by such lenders; and (iv) this Agreement (and the Documents) constitutes a legal, valid and binding obligation of such Party, enforceable in accordance with the terms hereof or as otherwise provided by law.

     10. It is the mutual intent of all of the Parties hereto that the Documents are, and shall be, final, conclusive, binding, enforceable and non-terminable as of, and from and after, the Effective Date, subject to the conditions precedent to paragraph 1 of this Agreement.

     11. Each of the Parties hereto hereby covenants and agrees to do such acts and things and, in connection therewith, to execute and deliver such documents and instruments as reasonably may be required for effecting and otherwise carrying out the purposes of the transactions covered and contemplated hereby.

     12. No Party hereto may assign any of its rights or delegate any of its duties hereunder without the prior written notice of the other Parties hereto, and any such assignment or delegation without the prior written notice shall be void ab initio.

     13. All terms and provisions of the Documents shall be binding upon and inure to the benefit of the respective Parties to each of the Documents and their respective transferees.

     14. The Documents may be executed in one or more counterparts, all of which taken together shall constitute one instrument. Signatures delivered by telecopy shall be binding, and the Parties hereto agree to send to the other originals of this Agreement (and the Documents) within twenty-four (24) hours of the closing of these transactions.

     15. The Documents are made and entered into in the State of Texas, and the laws of said state shall govern the validity and interpretation hereof and the performance of the Parties hereto of their respective duties and obligations hereunder.

     16. No breach of any provision hereof (or in the Documents) may be waived unless in writing executed by the affected Party(s) hereto and the waiver of any one breach shall not be deemed to be a waiver of any other breach of the same or any other provision hereof.

     17. The Documents may be amended only by a written agreement executed by the respective Parties to each of this Agreement and the applicable Parties to the other Documents.

     18. The Documents are entered into for the express benefit of the Parties hereto, and it is not intended and shall not be deemed to create in any other person any rights or interest whatsoever, including without limitation, any rights to enforce the terms hereof.

     19. This Agreement (together with the other Documents) embodies the entire understanding of the Parties with respect to the matters set forth herein (and therein); and there are no further or other agreements or understandings, written or oral, in effect between the Parties hereto relating to the subject matter hereof, unless expressly referred to by reference herein or executed concurrently herewith.

     20. The Parties agree that the payments made, and obligations incurred, by Sonus to, or in favor of, TRLP constitutes reasonable equivalent value for the termination and modification of the lease agreements described herein, and agreements set forth herein (in accordance with the terms of this Agreement) and the restructuring of obligations provided for herein by TRLP and CCJV to Sonus and TTI. Sonus represents, warrants, and covenants that (i) the $1 million payment to TRLP as provided herein shall be paid solely from the funds of Sonus, and not the funds of TTI; (ii) the $1 million payment shall be wire-transferred by Sonus to TRLP, in care of Thompson Realty, on the Effective Date; and (iii) the $1 million payment represents a reasonable calculation of the costs to reimburse TRLP for its tenant improvements, lease termination costs, capital expenses, and build-out costs in connection with the premises covered by the leases terminated under this Agreement. The Parties agree that Hughes & Luce, L.L.P., shall serve as the escrow agent at the Closing of the transactions contemplated hereunder, and the escrow agent shall make the contemporaneous wire transfers described in this paragraph to the respective Parties at the Closing. At the Closing, CCJV shall wire transfer to TTI the sum of $165,236.50, as provided under EXHIBIT "A" of this Agreement, and Sonus shall wire transfer to TRLP, in care of Thompson Realty, the sum of $1,000,000, as provided in this Agreement.

     21. If the incurrence or payment of the obligations by either TTI or Sonus or the transfer to the Landlords of any property should for any reason subsequently be declared to be void or voidable under any state or federal law relating to creditors' rights, including provisions of the Bankruptcy Code relating to fraudulent conveyances, preferences, or other voidable or recoverable payments of money or transfers of property (collectively, a "VOIDABLE TRANSFER"), and if the Landlords are required to repay or restore, in whole or in part, any such Voidable Transfer, or elect to do so upon the reasonable advice of its or their counsel, then, as to any such Voidable Transfer, or the amount thereof that the Landlords are required or elect to repay or restore, and as to all reasonable costs, expenses, and attorneys fees of the Landlords related thereto, the liabilities and obligations of TTI and Sonus, arising out of or in any way related to the termination of lease obligations provided for above, or other releases granted in connection with this Agreement, automatically shall be revived, reinstated, and restored and shall exist as though such Voidable Transfer had never been made and this Agreement and the Documents had not been executed; provided, however, that notwithstanding the foregoing, (i) the payments made pursuant to paragraph 1 of this Agreement by the respective Parties hereto shall be returned or applied against any payments due or which became due after the Effective Date; (ii) all rights, titles, and interests of TTI in such leases terminated under the relevant Documents shall nonetheless be terminated and of no further force or effect upon the Effective Date of this Agreement; (iii) the Fifth Amendment to Office Lease Agreement shall remain in full force and effect and binding upon the Parties (but the liabilities of TTI with respect to such Office Lease Agreement prior to such Fifth Amendment shall be reinstated); and (iv) the Bill of Sale and Storage Agreement shall remain effective and binding upon such Parties.

     22. TTI and Sonus each hereby acknowledges that as of the date hereof it has no defense, counterclaim, offset (except to the extent of payments made pursuant to this Agreement), cross-complaint, claim or demand of any kind or nature whatsoever that can be asserted to reduce or eliminate all or any part of its liability to repay the obligations or to seek affirmative relief or damages of any kind or nature from the Landlords or Thompson Realty, Thompson Realty Corporation, or each of the foregoing parties' respective affiliates, participants, partners, directors, officers, agents, employees, representatives or attorneys. TTI and Sonus each hereby voluntarily and knowingly releases and forever discharges the Landlords, Thompson Realty, Thompson Realty Corporation, and each of the foregoing parties' respective affiliates, participants, partners, agents, representatives, officers, directors, attorneys, employees, successors and assigns (collectively, the "LANDLORD RELEASEE GROUP"), from all possible claims, demands, actions, causes of action, damages, costs, expenses, and liabilities whatsoever, known or unknown, anticipated or unanticipated, suspected or unsuspected, fixed, contingent, or conditional, at law or in equity, originating in whole or in part on or before the date this Agreement becomes effective (collectively, the "LANDLORD CLAIMS"); PROVIDED, HOWEVER, that notwithstanding the foregoing, nothing herein shall release the Landlord Releasee Group from any obligations, representations, or covenants set forth in this Agreement, Leases 1, 2, and 3, or any of the other Documents, to the extent applicable to the particular member of the Landlord Releasee Group.

     23. Each of TTI and Sonus hereby covenants and agrees never to institute any action or suit at law or in equity, nor institute, prosecute, or in any way aid in the institution or prosecution of any claim, action or cause of action, rights to recover debts or demands of any nature against the Landlord Releasee Group, or any one of them, arising out of or related to the Landlord Claims.

     24. CCJV, TRLP, Thompson Realty, and Thompson Realty Corporation each hereby voluntarily and knowingly releases and forever discharges Sonus and TTI, and each of the foregoing parties' respective affiliates, participants, partners, agents, representatives, officers, directors, attorneys, employees, successors and assigns (collectively, the "TENANT RELEASEE GROUP"), from all possible claims, demands, actions, causes of action, damages, costs, expenses, and liabilities whatsoever, known or unknown, anticipated or unanticipated, suspected or unsuspected, fixed, contingent, or conditional, at law or in equity, originating in whole or in part on or before the date this Agreement becomes effective (collectively, the "TENANT CLAIMS"); PROVIDED, HOWEVER, that notwithstanding the foregoing, nothing herein shall release the Tenant Releasee Group from any obligations, representations, or covenants set forth in this Agreement, Lease 1, 2 and 3, the Guarantees, the Bill of Sale, the Storage Agreement, or any of the other Documents, to the extent applicable to the particular member of the Tenant Releasee Group.

     25. Each of CCJV, TRLP, Thompson Realty, and Thompson Realty Corporation hereby covenants and agrees never to institute any action or suit at law or in equity, nor institute, prosecute, or in any way aid in the institution or prosecution of any claim, action or cause of action, rights to recover debts or demands of any nature against the Tenant Releasee Group, or any one of them, arising out of or related to the Tenant Claims.

     This Agreement is executed as of March 5, 2002.

                        TR LOOKOUT PARTNERS, LTD.,
                         a Texas limited partnership

                        By:   Thompson Realty Investment Corporation,
                                general partner

                                By:      /s/ W.T. Field
                                         ------------------------
                                         W.T. Field, President

                        COLLINS CAMPBELL JOINT VENTURE,
                            a Texas general partnership

                           By:      Jaytex Properties, Ltd.,
                                     a Texas limited partnership

                                    By:      JRS Management, Inc.

                                             By:      /s/ W.T. Field
                                                      ----------------------
                                                      W.T. Field, President

                           telecom technologies, inc.,
                            a Texas corporation

                           By:     /s/ G.M. Eastep
                                   ------------------------
                           Name:   G.M. Eastep
                                   ------------------------
                           Title:  Vice President and Chief Operating Officer
                                   -------------------------------------------

                           SONUS NETWORKS, INC.,
                            a Delaware corporation

                           By:     /s/ Peter S. Hemme
                                   ------------------------
                           Name:   Peter S. Hemme
                                   ------------------------
                           Title:  Vice President and Controller
                                   -----------------------------

AGREED AS TO PARAGRAPHS 24
AND 25 ONLY:

TH0MPSON REALTY INVESTMENT
CORPORATION, a Texas
corporation

By:     /s/ W.T. Field
        ------------------------
Name:   W.T. Field
        ------------------------
Title:  President
        ------------------------

TH0MPSON REALTY CORPORATION,
a Texas corporation

By:     /s/ W.T. Field
        ------------------------

Name:   W.T. Field
        ------------------------
Title:  President
        ------------------------

                                   EXHIBIT "A"

                      TERMINATION OF OFFICE LEASE AGREEMENT

     This Termination of Office Lease Agreement (this "Termination") is being entered into as of February 28, 2002, by and between TR Lookout Partners, Ltd. ("Landlord") and telecom technologies, inc. ("Tenant").

                                R E C I T A L S:

     WHEREAS, Landlord and Tenant entered into that certain Office Lease Agreement dated November 14, 2000, as amended by that certain First Amendment to Office Lease Agreement dated as of January 8, 2001 (collectively, the "Lease") with respect to approximately 119,966 square feet of space plus the Basement Area (as defined and specified in the Lease) (the "Demised Premises") at 1301 E. Lookout Drive, Richardson, Texas 75080;

     WHEREAS, Tenant has chosen not to occupy the Demised Premises;

     WHEREAS, Landlord and Tenant, among others, have entered into the terms of a certain global agreement of even date herewith (the "Global Agreement"), and Landlord and Tenant acknowledge and agree that the terms of the Global Agreement shall be binding on the parties hereto;

     WHEREAS, Landlord and Tenant have reached certain agreements with respect to the termination of the Lease; and

     WHEREAS, Landlord and Tenant now desire to set forth these certain agreements with respect to the termination of the Lease and certain other related matters.

     NOW, THEREFORE, in consideration of the covenants and agreements hereinafter set forth and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Landlord and Tenant covenant and agree to the above recitals and as follows:

     1. Subject to the occurrence of all of the events set forth in the Global Agreement in Paragraph 1 thereof, the Lease is terminated and Tenant shall no longer have any right to occupy and/or use the Demised Premises.

     2. Subject to the occurrence of all of the events set forth in the Global Agreement in Paragraph 1 thereof, the Landlord hereby releases Tenant, Tenant's parent company, Sonus Networks, Inc., and any and all guarantors of Tenant's obligations under the Lease and from each and every obligation contained in the Lease, including, but not limited to, the cost of various tenant improvements, capital expenses, lease termination costs, and build out costs, or any guaranty thereof. Subject to the occurrence of all of the events set forth in Paragraph 1 of the Global Agreement, Tenant hereby releases Landlord from any and all claims Tenant might assert against Landlord relating in any way to the Lease or to Tenant's occupancy of the Demised Premises. At closing, Landlord shall refund by wire transfer to Tenant the prepaid rent held by Landlord in the amount of $165,236.50.

     3. The Global Agreement, and all of the terms therein, shall be incorporated herein for all purposes.

                             EXHIBIT "A" Page 1 of 2

     EXECUTED as of the date herein first written above.

                             LANDLORD:

                             TR Lookout Partners, Ltd.,
                              a Texas limited partnership

                             By:      Thompson Realty Investment Corporation,
                                          general partner

                                      By:     /s/ W.T. Field, President
                                              ------------------------
                                               W.T. Field, President

                             TENANT:

                             telecom technologies, inc.,
                               a Texas corporation

                             By:      /s/ G.M. Eastep
                                      --------------------------
                             Name:    G.M. Eastep
                                      --------------------------
                             Title:   Vice President and Chief
                                      Operating Officer
                                      --------------------------

                             EXHIBIT "A" Page 2 of 2

                                   EXHIBIT "B"

                      TERMINATION OF OFFICE LEASE AGREEMENT

     This Termination of Office Lease Agreement (this "Termination") is being entered into as of February 28, 2002, by and between Collins Campbell Joint Venture ("Landlord") and telecom technologies, inc. ("Tenant").

                                R E C I T A L S:

     WHEREAS, Landlord and Tenant entered into that certain Office Lease Agreement, dated January 25, 2000, as amended by that certain First Amendment to Office Lease Agreement dated July 10, 2000 (collectively, the "Lease"), concerning approximately 6,618 square feet of space (the "Premises") at 1701 N. Collins, Suite 1050, Richardson, Dallas County, Texas 75080;

     WHEREAS, Tenant has chosen to vacate the Premises;

     WHEREAS, Landlord and Tenant, among others, have entered into the terms of a certain global agreement of even date herewith (the "Global Agreement"), and Landlord and Tenant acknowledge and agree that the terms of the Global Agreement shall be binding on the parties hereto;

     WHEREAS, Landlord and Tenant have reached certain agreements with respect to a termination of the Lease; and

     WHEREAS, Landlord and Tenant now desire to set forth these certain agreements with respect to the termination of the Lease and certain other related matters.

     NOW, THEREFORE, in consideration of the covenants and agreements hereinafter set forth and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Landlord and Tenant covenant and agree to the above recitals, and as follows:

     1. Subject to the occurrence of all of the events set forth in the Global Agreement in Paragraph 1 thereof, the Lease is terminated and Tenant shall no longer have any right to occupy and/or use the Premises.

     2. Subject to the occurrence of all of the events set forth in the Global Agreement in Paragraph 1 thereof, Landlord hereby releases Tenant, Tenant's parent company, Sonus Networks, Inc., and any and all guarantors of Tenant's obligations under the Lease and from each and every obligation contained in the Lease, including, but not limited to, the cost of various tenant improvements, capital expenses, lease termination costs, and build out costs, or any guaranty thereof. Subject to the occurrence of all of the events set forth in the Global Agreement in Paragraph 1 thereof, Tenant hereby releases Landlord from any and all claims Tenant might assert against Landlord relating in any way to the Lease or to Tenant's occupancy of the Premises.

     3. The Global Agreement, and all of the terms therein, shall be incorporated herein for all purposes.

                             EXHIBIT "B" Page 1 of 2

     EXECUTED as of the date herein first written above.

                             LANDLORD:

                             Collins Campbell Joint Venture,
                                     a Texas general partnership

                             By:      Jaytex Properties, Ltd.,
                                      a Texas limited partnership

                                      By:      JRS Management, Inc.,
                                               a Texas corporation

                                               By:      /s/ W.T. Field
                                                        ---------------------
                                                        W.T. Field, President

                             TENANT:

                             telecom technologies, inc.,
                              a Texas corporation

                             By:      /s/ G.M. Eastep
                                      --------------------------
                             Name:    G.M. Eastep
                                      --------------------------
                             Title:   Vice President and Chief Operating
                                      Officer
                                      ------------------------------------

                             EXHIBIT "B" Page 2 of 2

                                   EXHIBIT "C"

                    FIFTH AMENDMENT TO OFFICE LEASE AGREEMENT

     THIS FIFTH AMENDMENT TO OFFICE LEASE AGREEMENT (this "Fifth Amendment") is made and entered into effective as of February 28, 2002, by and between Collins Campbell Joint Venture ("Landlord") and telecom technologies, inc. ("Tenant").

                                 R E C I T A L S

     WHEREAS, Landlord and Tenant entered into that certain Office Lease Agreement, dated as of April 4, 1997, as amended by (i) that certain First Amendment to Office Lease Agreement, dated as of November 1, 1997; (ii) those certain Second and Third Amendments to Office Lease Agreement, each dated as of July 1, 1998; and (iii) that certain Fourth Amendment to Office Lease Agreement, dated February 1, 1999 (collectively, the "Lease"), with respect to certain Premises defined therein and commonly known as Suite 3000 at 1701 North Collins Blvd., Richardson, Dallas County, Texas 75080, which Lease is incorporated herein by reference;

     WHEREAS, Landlord and Tenant, among others, have entered into the terms of a certain global agreement of even date herewith (the "GLOBAL AGREEMENT"), and Landlord and Tenant acknowledge and agree that the terms of the Global Agreement shall be binding on the parties hereto;

     WHEREAS, Landlord and Tenant desire to further amend the Lease to reduce the size of the Premises.

     NOW, THEREFORE, in consideration of the mutual agreements herein set forth, the mutual agreements set forth in the Lease, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant have agreed, and do hereby agree, to the above Recitals, and as follows, subject to the occurrence of all of the events set forth in Paragraph 1 of the Global Agreement:

     1. All terms used herein and not specifically defined shall have the same meanings herein as is ascribed to them in the Lease.

     2. The Premises are hereby reduced to approximately 20,227 square feet of rentable area by deleting approximately 17,789 square feet of rentable area on the second floor, such "Give Back Space" being described on Exhibit "A", attached hereto and incorporated herein for all purposes.

     3.  Basic rental is decreased from $3,909,279.04 to $3,475,939.00.

     4.  The monthly rental installment is decreased as set forth below:

         Monthly from March 1, 2002 through October 31, 2002 - $35,043.28 Monthly from November 1, 2002 through April 30, 2003 - $35,397.25

     5. Tenant's option to extend the term of the Lease set forth in Rider 101 is hereby eliminated and of no further force or effect.

     6. Except as herein provided to the contrary, Tenant's lease of the Premises from Landlord shall be on the same terms and conditions as those specified in the Lease.

     7. The Lease (as amended by this Fifth Amendment) remains in full force and effect and is hereby ratified and affirmed.

                             EXHIBIT "C" Page 1 of 2

     8. All notices required to be sent to the Tenant shall also be sent to Sonus Networks, Inc., 5 Carlisle Road, Westford, Massachusetts 01886;
         Attention: Chief Financial Officer.

     9. The Global Agreement, and all of the terms therein, shall be incorporated herein for all purposes. To the extent that there is a conflict between the terms of this Fifth Amendment and the terms of the Global Agreement with respect to the relevant subject matter, the terms of this Fifth Amendment shall control.

     IN WITNESS WHEREOF, this Fifth Amendment is hereby executed as of the day and year first set forth above.

                             LANDLORD:

                             COLLINS CAMPBELL JOINT VENTURE,
                              a Texas general partnership

                             By:  Jaytex Properties, Ltd.,
                                   a Texas limited partnership

                                  By:  JRS Management, Inc.

                                               By:      /s/ W.T. Field
                                                        ---------------------
                                                        W.T. Field, President

                             TENANT:

                             telecom technologies, inc.,
                              a Texas corporation

                             By:      /s/ G.M. Eastep
                                      --------------------------
                             Name:    G.M. Eastep
                                      --------------------------
                             Title:   Vice President and Chief Operating
                                      Officer
                                      ------------------------------------

                             EXHIBIT "C" Page 2 of 2

            EXHIBIT "A" TO FIFTH AMENDMENT TO OFFICE LEASE AGREEMENT

          [DESCRIPTION OF "GIVE BACK SPACE" TO BE PROVIDE BY LANDLORD]'

      EXHIBIT "A" TO FIFTH AMENDMENT TO OFFICE LEASE AGREEMENT Page 1 of 2

                                   EXHIBIT "D"

                                    GUARANTEE

     In connection with that certain Global Agreement, dated as of March 5, 2002, by and among TR Lookout Partners, Ltd., Collins Campbell Joint Venture, telecom technologies, inc., Sonus Networks, Inc., the undersigned hereby unconditionally guarantees the full payment and performance of and agrees to pay and perform as primary obligor all liabilities, obligations and duties (including, but not limited to, payment of rent) imposed upon telecom technologies, inc. ("Tenant") under the terms of those three (3) certain leases (collectively, the "Leases"), as more fully described below, as if the undersigned had executed the Leases, as Tenant thereunder:

                                GUARANTEED LEASES

     1. Office Lease Agreement, dated April 4, 1997, by and between Landlord and Tenant, as amended by that certain Fourth Amendment to Office Lease Agreement dated February 1, 1999, to be amended by that certain Fifth Amendment to Office Lease Agreement, concerning approximately 20, 227 square feet, Suite 3000, Richardson, Texas 75080;

     2. Office Lease Agreement, dated January 25, 2000, by and between Landlord and Tenant, concerning approximately 2,281 square feet, Suite 339, Richardson, Texas 75080; and

     3. Office Lease Agreement, dated October 14, 1999, as amended by that certain First Amendment to Office Lease Agreement dated June 15, 2000, by and between Landlord and Tenant, concerning approximately 2,055 square feet, Suite 2400, Richardson, Texas 75080.

     The undersigned hereby waives notice of acceptance of this guarantee and all other notices in connection herewith or in connection with the liabilities, obligations, and duties guaranteed hereby, including notices of default by Tenant under the Leases, and waives diligence, presentment, and suit on the part of Collins Campbell Joint Venture ("Landlord") in the enforcement of any liability, obligation or duty guaranteed hereby.

     The undersigned further agrees that Landlord shall not be first required to enforce against Tenant or any other person any liability, obligation or duty guaranteed hereby before seeking enforcement thereof against the undersigned. Suit may be brought and maintained against the undersigned by Landlord to enforce any liability, obligation or duty guaranteed hereby without joinder of Tenant or any other person. The liability of the undersigned shall not be affected by any indulgence, compromise, settlement or variation of terms which may be extended to the Tenant by the Landlord or agreed upon by the Landlord and the Tenant, and shall not be affected by any termination of the Leases, to the extent that the Tenant thereafter continues to be liable thereunder. Landlord and Tenant, without notice to or consent by the undersigned, may at any time or times enter into such modifications, extensions, amendments, or other covenants respecting the Leases, as they may deem appropriate and the undersigned shall not be released thereby, but shall continue to be fully liable for the payment and performance of all liabilities, obligations and duties of Tenant under the Leases, as so further modified, extended or amended; PROVIDED, HOWEVER, that the undersigned shall not be bound by any modifications, extensions, amendments, or any other covenants respecting the Leases prior to Landlord's notice to the undersigned of same, and upon notice to the undersigned of the foregoing, the undersigned shall be bound by and liable to Landlord under the terms thereof. Notice to the undersigned shall be sufficient, if sent to Sonus Networks, Inc., 5 Carlisle Road, Westford, Massachusetts 01886; Attention: Chief Financial Officer.

     This agreement shall be binding upon the undersigned and the successors, heirs, executors, and administrators of the undersigned, and shall inure to the benefit of the Landlord and its heirs, executors, administrators and assigns.

                             EXHIBIT "D" Page 1 of 2

     EXECUTED this 5th day of March, 2002.

                             Guarantor:

                             Sonus Networks, Inc.,
                              a Delaware corporation

                             By:      /s/ Peter S. Hemme
                                      --------------------------
                             Name:    Peter S. Hemme
                                      --------------------------
                             Title:   Vice President and Controller
                                      --------------------------

                             EXHIBIT "D" Page 2 of 2

                                   EXHIBIT "E"

                    BILL OF SALE OF CERTAIN PERSONAL PROPERTY

     This Bill Of Sale Of Certain Personal Property (this "BILL OF SALE") is made this 30th day of April, 2003, by telecom technologies, inc., a Texas corporation ("SELLER"), to and in favor of Collins Campbell Joint Venture ("PURCHASER"), and Sonus Networks, Inc. ("SONUS").

     WHEREAS, Seller, Sonus, and Purchaser, among others, have entered into the terms of a certain global agreement, dated March 5, 2002, (the "GLOBAL AGREEMENT"), and Seller, Sonus, and Purchaser acknowledge and agree that the terms of the Global Agreement shall be binding on the parties hereto;

     WHEREAS, Seller has sold to Purchaser, and Purchaser has agreed to purchase from Seller, various items of furniture, fixtures, and equipment, and other personal property located on the premises at Suite 3000, 1701 North Collins Boulevard, Richardson, Texas 75080, which are more particularly described on EXHIBIT "A" attached to this Bill of Sale and made a part hereof (collectively, the "PERSONAL PROPERTY").

     NOW, THEREFORE, for and in consideration of the payment of in the amount of Ten and No/100 Dollars ($10.00) and other good and valuable consideration, including the mutual covenants and agreements between and among Seller, Sonus, and Purchaser in the Global Agreement, the receipt and sufficiency of which are hereby acknowledged, and in further consideration of the mutual covenants and agreements contained herein, Seller, Sonus, and Purchaser hereby agree to the above recitals, and Seller does hereby sell, assign, transfer and convey to Purchaser and its successors and assigns, all of the Personal Property. The parties hereto agree that to the extent that such sale of assets provided hereunder requires that sales tax be paid to any appropriate taxing authorities on account of such transaction, the Purchaser agrees to assume such obligations.

     TO HAVE AND TO HOLD the Personal Property unto Purchaser, its successors and assigns, for their exclusive use and benefit forever. Seller warrants that it has good and marketable title to the Personal Property, free and clear of all mortgages, liens, charges and encumbrances (including any ad valorem taxes) as of the effective date of this Bill of Sale.

     Seller hereby assigns to Purchaser any and all service agreements, warranties, operating agreements, maintenance agreements, manuals, plans, and all similar and other documents relating to the Personal Property which are in the possession or under the control of Seller, to the extent that the same may be assigned (collectively, "SERVICE AGREEMENTS"). Seller shall deliver to Purchaser copies of all of the Service Agreements at the time of the closing of the sale, unless otherwise agreed to by Seller and Purchaser in writing.

     Such transfers and assignments provided herein shall be without recourse or liability to the Purchaser, and shall not constitute, nor be deemed to be, any assumption by the Purchaser of any obligations, liabilities, or indebtedness of the Seller arising out of or in connection with the Personal Property or Service Agreements to be transferred under this Bill of Sale.

     This instrument and the Documents (as defined in the Global Agreement) contain the entire agreement and understanding between Purchaser and Seller as to the Personal Property conveyed by this Bill of Sale. No addition, or amendment, alteration, modification or waiver of, any provisions of this Bill of Sale shall be of any force or effect unless in writing and signed by Purchaser and Seller or their duly authorized representatives.

                             EXHIBIT "E" Page 1 of 2

     Sonus agrees to indemnify and hold harmless the Purchaser, and pay Purchaser any losses, costs, fees, liabilities or expense (including attorney's fees) arising out of Seller's failure to meet its obligations under this agreement.

     IN WITNESS WHEREOF, Seller, Sonus, and Purchaser have caused this instrument to be duly executed as of the date first written above.

                             SELLER:

                             telecom technologies, inc.,
                                a Texas corporation

                             By:
                                     ------------------------
                             Name:
                                     ------------------------
                             Title:
                                     ------------------------

                             SONUS:

                             SONUS NETWORKS, INC.,
                                a Delaware corporation

                             By:
                                     ------------------------
                             Name:
                                     ------------------------
                             Title:
                                     ------------------------

                             PURCHASER:

                             COLLINS CAMPBELL JOINT VENTURE,
                              a Texas general partnership

                             By:      Jaytex Properties, Ltd.,
                                       a Texas limited partnership

                                      By:      JRS Management, Inc.

                                               By:
                                                        ----------------------
                                                        W.T. Field, President

                             EXHIBIT "E" Page 2 of 2

                           EXHIBIT "A" TO BILL OF SALE

                            LIST OF PERSONAL PROPERTY

                 [TO BE PROVIDED BY TELECOM TECHNOLOGIES, INC.]

                             EXHIBIT "E" Page 3 of 2

                                   EXHIBIT "F"

                     STORAGE AGREEMENT OF PERSONAL PROPERTY

     This Storage Agreement of Personal Property (this "STORAGE AGREEMENT") is made this 5th day of March, 2002, by telecom technologies, inc., a Texas corporation ("TENANT"), to and in favor of Collins Campbell Joint Venture ("LANDLORD").

                                   WITNESSETH:

     That, for and in consideration of the sum of Ten and No/100 Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by Tenant, Tenant and Landlord agree that Tenant may store all of the personal property (the "PERSONAL PROPERTY"), described on EXHIBIT "A" hereto.

     Tenant and Landlord agree that Tenant shall have the right to store the Personal Property, without any fee or charge payable to Landlord, for the period from the effective date of that certain Global Agreement of even date herewith, by and among Tenant, Landlord, and others, and continuing for the period through and including the earlier of (i) April 30, 2003, or (ii) the Removal Date (as defined below).

     Upon twenty (20) calendar days' prior written notice by the Landlord to the Tenant (the "REMOVAL DATE"), Tenant shall immediately thereafter remove all of the Personal Property from the premises of the Landlord, and the Tenant shall indemnify and hold harmless the Landlord from any damages, losses, or claims of the Landlord, caused by the removal of the Personal Property from the premises of the Landlord.

     At any time or from time to time after the date hereof, the parties shall execute and deliver or cause to be executed and delivered to each other such other instruments and take or cause to be taken such other actions as may reasonably be requested in order to carry out the intent and purposes of this Storage Agreement.

     During the term of this Storage Agreement, Tenant shall maintain and insure the Personal Property.

     In the event that Landlord enters into a new lease with one or more tenants for the space where the Personal Property is presently stored, Tenant agrees to exercise best efforts to reach agreements with such Tenants for the sale and/or lease of the Personal Property, upon reasonable commercial terms acceptable to such parties, to facilitate the efforts of the Landlord in leasing such space to the new tenants.

     Such right of storage shall be without recourse or liability to Landlord (or its successors and assigns), and shall not constitute, nor be deemed to be, any assumption by Landlord (or its successors and assigns) of any obligations, liabilities, or indebtedness of Tenant on or under the Personal Property Leases.

     No addition, or amendment, alteration, modification or waiver of, any provisions of this Storage Agreement shall be of any force or effect unless in writing and signed by Tenant and Landlord or their duly authorized representatives.

                             EXHIBIT "F" Page 1 of 2

     IN WITNESS WHEREOF, the undersigned have caused this instrument to be duly executed as of the date first written above.

                             TENANT:

                             telecom technologies, inc.,
                              a Texas corporation

                             By:     /s/ Peter S. Hemme
                                     ------------------------
                             Name:   Peter S. Hemme
                                     ------------------------
                             Title:  Treasurer
                                     ------------------------

                             LANDLORD:

                             COLLINS CAMPBELL JOINT VENTURE,
                              a Texas general partnership

                             By:      Jaytex Properties, Ltd.,
                                       a Texas limited partnership

                                      By:      JRS Management, Inc.

                                               By: /s/ Kelly P.B. Drabbs
                                                   ----------------------
                                                   Vice President

EXHIBITS

A    -   List of Personal Property [TO BE PROVIDED BY TENANT]

                             EXHIBIT "F" Page 2 of 2

                                   EXHIBIT "G"

                                    GUARANTEE

     In connection with that certain Global Agreement, dated as of March 5, 2002 (the "Global Agreement"), by and among TR Lookout Partners, Ltd., Collins Campbell Joint Venture ("CCJV"), telecom technologies, inc. ("TTI"), Sonus Networks, Inc., the undersigned hereby unconditionally guarantees the full payment and performance of and agrees to pay and perform as primary obligor all liabilities, obligations and duties (including, but not limited to, payment of rent) imposed upon telecom technologies, inc. ("TTI") under the terms of the following agreements (collectively, the "Agreements"), as if the undersigned had executed the Agreements:

                              GUARANTEED AGREEMENTS

     1.  The obligations of TTI to CCJV under Paragraph 7 of the Global
         Agreement;

     2. The obligations of TTI to CCJV under the Bill of Sale, attached as Exhibit "E" to the Global Agreement; and

     3. The obligations of TTI to CCJV under the Storage Agreement, attached as Exhibit "F" to the Global Agreement.

     The undersigned hereby waives notice of acceptance of this guarantee and all other notices in connection herewith or in connection with the liabilities, obligations, and duties guaranteed hereby, including notices of default by TTI under the Agreements, and waives diligence, presentment, and suit on the part of CCJV in the enforcement of any liability, obligation or duty guaranteed hereby.

     The undersigned further agrees that CCJV shall not be first required to enforce against TTI or any other person, any liability, obligation or duty guaranteed hereby before seeking enforcement thereof against the undersigned. Suit may be brought and maintained against the undersigned by CCJV to enforce any liability, obligation or duty guaranteed hereby without joinder of TTI or any other person. The liability of the undersigned shall not be affected by any indulgence, compromise, settlement or variation of terms which may be extended to TTI by CCJV or agreed upon by CCJV and TTI, and shall not be affected by any termination of and of the Agreements, to the extent that TTI thereafter continues to be liable thereunder. CCJV and TTI, without notice to or consent by the undersigned, may at any time or times enter into such modifications, extensions, amendments, or other covenants respecting the Agreements, as they may deem appropriate and the undersigned shall not be released thereby, but shall continue to be fully liable for the payment and performance of all liabilities, obligations and duties of TTI under the Agreements, as so further modified, extended or amended; PROVIDED, HOWEVER, that the undersigned shall not be bound by any modifications, extensions, amendments, or any other covenants respecting the Agreements prior to CCJV's notice to the undersigned of same, and upon notice to the undersigned of the foregoing, the undersigned shall be bound by and liable to CCJV under the terms thereof. Notice to the undersigned shall be sufficient, if sent to Sonus Networks, Inc., 5 Carlisle Road, Westford, Massachusetts 01886; Attention: Chief Financial Officer.

     This agreement shall be binding upon the undersigned and the successors, heirs, executors, and administrators of the undersigned, and shall inure to the benefit of CCJV and its heirs, executors, administrators and assigns.

                             EXHIBIT "G" Page 1 of 2

     EXECUTED this 5th day of March, 2002.

                             Guarantor:

                             Sonus Networks, Inc.,
                                a Delaware corporation

                             By:     /s/ Peter S. Hemme
                                     ------------------------
                             Name:   Peter S. Hemme
                                     ------------------------
                             Title:  Vice President and Controller
                                     -----------------------------

                             EXHIBIT "G" Page 2 of 2

                                   EXHIBIT "H"

                     [CONSENT BY LENDER TO TRLP TERMINATION]

                                 March 5, 2002

James Reynolds
Texas Capital Bank, National Association
2100 McKinney Ave., Suite 900
Dallas, Texas 75201

RE: Termination of Office Lease Agreement (the "Termination") by and between TR Lookout Partners, Ltd. ("Landlord") and telecom technologies, inc. ("Tenant")

Ladies and Gentlemen:

     The Termination attached hereto has been consented to by Texas Capital Bank, National Association ("Lender"). Lender holds the first lien on the building affected by the Termination. Please sign where indicated below to evidence your consent in writing to the Termination.

                             Very truly yours

                             TR Lookout Partners, Ltd.,
                              a Texas limited partnership

                             By:      Thompson Realty Investment Corporation

                                      By:      /s/ W.T. Field
                                               ---------------------
                                               W.T. Field, President

                             telecom technologies, inc.,
                               a Texas corporation

                             By:    /s/ G.M. Eastep
                                    ---------------------
                              Name: G.M. Eastep
                                    ---------------------
                              Title: Vice President and Chief Operating
                                     Officer
                                    -----------------------------------

ACCEPTED AND AGREED TO:

Texas Capital Bank, National Association
By:  /s/ James R. Reynolds
     -----------------------------
Name: James R. Reynolds
         -------------------------
Title:  SVP
      ----------------------------

                             EXHIBIT "H" Page 1 of 1

                                   EXHIBIT "I"

           [CONSENT BY LENDER TO CCJV TERMINATION AND FIFTH AMENDMENT]

                                 March 5, 2002

Principal Life Insurance Company
C/O Principal Financial Group
Des Moines, IA 50392-1360

RE: Termination of Office Lease Agreement (the "Termination") and Fifth Amendment to Office Lease Agreement (the "Amendment"), both by and between Collins Campbell Joint Venture ("Landlord") and telecom technologies, inc. ("Tenant")

Ladies and Gentlemen:

     The Termination and the Amendment attached hereto have been consented to by Principal Life Insurance Company ("Lender"). Lender holds the first lien on the building affected by the Termination and the Amendment. Please sign where indicated below to evidence your consent in writing to the Termination and the Amendment.

                             Very truly yours

                             COLLINS CAMPBELL JOINT VENTURE,
                              a Texas general partnership
                             By:      Jaytex Properties, Ltd.,
                                      a Texas limited partnership
                             By:      JRS Management, Inc.

                                      By:      /s/ W.T. Field
                                               ---------------------
                                               W.T. Field, President

                             telecom technologies, inc.,
                              a Texas corporation

                             By:      /s/ G.M. Eastep
                                      -------------------
                             Name:    G.M. Eastep
                                      -------------------
                             Title:   Vice President and Chief
                                      Operating Officer
                                      ----------------------

ACCEPTED AND AGREED TO:

PRINCIPAL LIFE INSURANCE COMPANY,
 an Iowa corporation

By:  /s/ Deborah A. Reinhard
     -----------------------------
Name: Deborah A. Reinhard
     -----------------------------
Title: Senior Loan Administrator
      ----------------------------

                             EXHIBIT "I" Page 1 of 1

                                   EXHIBIT "J"

                           LIMITED INDEMNITY AGREEMENT

     This Limited Indemnity Agreement (this "INDEMNITY") is entered into this 5th day of March, 2002, by and among Collins Campbell Joint Venture ("CCJV"), telecom technologies, inc., a Texas corporation ("TTI"), and Sonus Networks, Inc. ("SONUS").

     WHEREAS, CCJV entered into a certain letter agreement, dated April 4, 1997 (the "AGREEMENT"), with Hamid Ansari and Anousheh Ansari (collectively, the "ANSARIS"), as amended by that certain letter agreement, dated November 1, 2000 (the "AMENDED AGREEMENT"), by and between the Ansaris and CCJV;

     WHEREAS, the Agreement and the Amended Agreement (collectively, the "LETTER AGREEMENTS") provide for the payment by CCJV of a certain profit fee to the Ansaris under certain conditions and circumstances more fully described in the Letter Agreements, and which circumstances and conditions have not occurred as of this date and may not occur;

     WHEREAS, TTI has consented to the terms of the Letter Agreements, but is not obligated to make any payments under the same to the Ansaris, nor has TTI agreed to perform any obligations under the Letter Agreements; and

     WHEREAS, CCJV, TTI, and Sonus, among others, have entered into the terms of a certain global agreement, dated March 5, 2002, (the "GLOBAL AGREEMENT"), and CCJV, TTI, and Sonus acknowledge and agree that the terms of the Global Agreement shall be binding on the parties hereto;

     NOW, THEREFORE, for and in consideration of the payment in the amount of Ten and No/100 Dollars ($10.00) and other good and valuable consideration, including the mutual covenants and agreements between and among CCJV, TTI, and Sonus in the Global Agreement, the receipt and sufficiency of which are hereby acknowledged, and in further consideration of the mutual covenants and agreements contained herein, CCJV, TTI, and Sonus hereby agree to the above Recitals and as follows:

     1. This Limited Indemnity Agreement shall be subject to the occurrence of all of the events set forth in the Global Agreement in Paragraph 1 thereof.

     2. Subject to paragraph 3 below, CCJV agrees to (i) defend Sonus and TTI against any claims, suits or actions brought by the Ansaris (or either one of them) against Sonus or TTI for performance of TTI's obligations, if any, in the Letter Agreements (the "ANSARI CLAIMS"), and (ii) indemnify Sonus and TTI against any damages, liabilities, costs and expenses (including reasonable attorneys' fees) awarded by a court of final jurisdiction arising out of the Ansari Claims. CCJV shall assume the defense of the Ansari Claims against Sonus and TTI by counsel retained at CCJV's own expense.

     3. CCJV's indemnification obligation is conditioned on Sonus' and TTI's compliance with the following procedures: (a) Sonus and TTI will promptly notify CCJV in writing of any claim or the commencement of any suit, action, proceeding or threat that Sonus and TTI believe will result in costs for which TTI or Sonus will be entitled to indemnification; (b) Sonus and TTI will tender to CCJV (and its insurer) full authority to defend or settle any such claim; and (c) Sonus and TTI shall cooperate in the defense of such claim. CCJV has no obligation to indemnify Sonus and TTI in connection with any settlement made without CCJV's written consent.

                             EXHIBIT "J" Page 1 of 2

     IN WITNESS WHEREOF, CCJV, Sonus, and TTI have executed this Limited Indemnity Agreement as of the date first written above.

                             TTI:

                             telecom technologies, inc.,
                               a Texas corporation

                             By:     /s/ G.M. Eastep
                                     -------------------------
                             Name:   G.M. Eastep
                                     -------------------------
                             Title:  Vice President and Chief Operating
                                     Officer
                                     -----------------------------------

                             SONUS:

                             SONUS NETWORKS, INC.,
                                a Delaware corporation

                             By:     /s/ Peter S. Hemme
                                     -------------------------
                             Name:   Peter S. Hemme
                                     -------------------------
                             Title:  Vice President and Controller
                                     ------------------------------

                             CCJV:

                             COLLINS CAMPBELL JOINT VENTURE,
                               a Texas general partnership

                             By:      Jaytex Properties, Ltd.,
                                       a Texas limited partnership

                                      By:      JRS Management, Inc.

                                               By:      /s/ W.T. Field
                                                        ----------------------
                                                        W.T. Field, President

                            EXHIBIT "J" Page 2 of 2